UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

Penford Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11488	91-1221360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7094 South Revere Parkway, Centennial, Colorado	80112-3932
(Address of principal executive offices)	(Zip Code)

303-649-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:	Submission of Matters to a Vote of Security Holders

The Penford Corporation Annual Meeting of Shareholders was held on January 31, 2013. A total of 11,493,003 shares was voted in person or by proxy at the meeting, representing 93.05% of the shares entitled to vote. The final voting results for proposals considered at the meeting, all of which are described in the Company’s 2013 Annual Meeting of Shareholders Proxy Statement, were as follows:

1. The Directors identified in the table below were each elected for a three-year term of office.

Nominee	For	Withheld	Broker Non-Votes
Jeffrey T. Cook	9,493,801	571,000	1,428,202
Thomas D. Malkoski	9,437,166	627,635	1,428,202
Sally G. Narodick	9,448,301	616,500	1,428,202

2. Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2013.

For	Against	Abstained
11,437,178	46,353	9,472

3. The compensation of the Company’s named executive officers was approved by shareholders in an advisory vote.

For	Against	Abstained	Broker Non-Votes
9,582,882	344,331	137,588	1,428,202

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation
(Registrant)

February 4, 2013	/s/ Christopher L. Lawlor
Christopher L. Lawlor
Vice President – Human Resources, General Counsel and Secretary

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